United States
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 28, 2015

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BNC Bancorp
(Exact name of registrant as specified in its charter)

North Carolina	000-50128	47-0898685
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3980 Premier Drive, Suite 210
High Point, North Carolina 27265
(Address of principal executive offices)

(336) 476-9200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))
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Item 5.07    Submission of Matters to a Vote of Security Holders.

(a), (b)

A total of 23,472,064 shares of BNC Bancorp’s common stock were present or represented by proxy at the Annual Meeting on May 28, 2015 to consider and vote on the matters listed below. This represented approximately 84.7% of BNC Bancorp’s 27,703,018 shares of common stock that were outstanding and entitled to vote at the Annual Meeting. The proposals set forth below, each of which is described in more detail in BNC Bancorp’s 2015 definitive proxy statement filed with the SEC on April 14, 2015, were submitted to a vote of the shareholders and approved at the Annual Meeting.

Stock Issuance

The shareholders of BNC Bancorp approved the issuance of common stock or securities convertible into common stock in connection with the proposed merger with Valley Financial Corporation. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,405,078	51,838	92,463	3,922,363

Nominees for Terms Ending as of the 2018 Annual Meeting (Three-Year Term)

The shareholders of BNC Bancorp elected each of the director nominees nominated by BNC Bancorp’s Board of Directors. The voting results were as follows:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
Charles T. Hagan III	19,392,962	155,650	3,922,363
W. Swope Montgomery	19,018,176	530,436	3,922,363
Richard D. Callicutt II	19,397,577	151,035	3,922,363
Robert A. Team, Jr.	19,377,336	171,276	3,922,363
James T. Bolt, Jr.	19,137,695	410,917	3,922,363

Advisory Vote on Executive Compensation

The shareholders of BNC Bancorp approved, on an advisory basis, the compensation of our named executive officers as disclosed in our proxy statement. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,132,242	3,239,656	177,804	3,922,363

Ratification of Appointment of Independent Registered Public Accounting Firm

The shareholders of BNC Bancorp ratified the appointment of Cherry Bekaert LLP as BNC Bancorp’s independent registered public accounting firm for the fiscal year ending December 31, 2015. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,357,650	49,815	64,600	—

Adjourn the Annual Meeting if Necessary or Appropriate

The shareholders of BNC Bancorp approved the proposal to adjourn the Annual Meeting to a later date or dates , if necessary or appropriate. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,498,016	924,733	126,952	3,922,363

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2015

BNC BANCORP

By: /s/ David B. Spencer
Name: David B. Spencer
Its: Senior Executive Vice President
& Chief Financial Officer

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